UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC
                                    20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report: November 22, 1996

                        NATIONAL PROPERTY INVESTORS II
            (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-9138              13-2906846
  (State or other jurisdiction of     (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)       Identification
                                                          Number)


                         One Insignia Financial Plaza
                             Post Office Box 1089
                      Greenville, South Carolina  29602
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code (864) 239-1000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 22, 1996, National Property Investors II, a California limited partnership (the "Partnership"), sold Sugar Mill Apartments located in Melbourne, Florida, to an unaffiliated party, General Capital Corporation, a Tennessee corporation. NPI Equity Investments, Inc. (the "Managing General Partner") believed that the sale of the property was in the best interest of the Partnership. The gross selling price of Sugar Mill Apartments was $5,247,000.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS

        The Partnership has not received final closing documents for the sale of Sugar Mill Apartments as of the date of this filing. The Partnership will file an amended 8-K to include these Exhibits when they are received.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           NATIONAL PROPERTY INVESTORS II

                           By:  NPI EQUITY INVESTMENTS, INC.
                                Its Managing General Partner


                           By:  /s/ William H. Jarrard, Jr.
                                President and Director


                           By:  /s/ Ronald Uretta
                                Principal Financial Officer
                                and Principal Accounting Officer


                           Date: December 6, 1996